                                                                    Exhibit 10.8

                          FIRST AMENDMENT AND WAIVER TO
              AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT

                This FIRST AMENDMENT AND WAIVER TO AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT entered into as of this 31st day of March, 2003 (this "First Amendment"), is hereby entered into among Davel Financing Company, L.L.C., a Delaware limited liability company ("Davel"), PhoneTel Technologies, Inc., an Ohio corporation ("PhoneTel"), Cherokee Communications, Inc., an Ohio corporation ("Cherokee", and together with Davel and PhoneTel, "Borrowers"), each of the guarantors under the Amended, Restated, and Consolidated Credit Agreement that is a signatory hereto (the "Guarantors", and together with Borrowers, the "Credit Parties"), each of the lenders under the Amended, Restated, and Consolidated Credit Agreement that is a signatory hereto (the "Lenders"), and Foothill Capital Corporation, a California corporation, as agent for the Lenders ("Agent").

                                    RECITALS

                WHEREAS, the Credit Parties, the Lenders, and Agent have entered into that certain Amended, Restated, and Consolidated Credit Agreement (the "Amended, Restated, and Consolidated Credit Agreement") dated as of July 24, 2002 pursuant to which, among other things, the parties thereto amended, restated, and consolidated the Existing Davel Credit Agreement and the Existing PhoneTel Credit Agreement;

                WHEREAS, as of the date hereof, the outstanding principal balance of Term Loan A is $53,177,029.15, and the outstanding principal balance of Term Loan B is $$54,200,366.64;


                WHEREAS, the Credit Parties are in Default under (i) Section 7.01(c) of the Amended, Restated, and Consolidated Credit Agreement for failing to (a) comply with the financial covenant regarding cash expenses set forth in
Section 6.01(b)(i) of the Amended, Restated, and Consolidated Credit Agreement for the accounting period ending on January 31, 2003, (b) maintain a minimum EBITDA in compliance with the financial covenant set forth in Section 6.01(b)(ii) of the Amended, Restated, and Consolidated Credit Agreement for the accounting period beginning on August 1, 2002 and ending on December 31, 2002, and (c) maintain a minimum Adjusted EBITDA in compliance with the financial covenant set forth in Section 6.01(b)(iii) of the Amended, Restated, and Consolidated Credit Agreement for the accounting period beginning on August 1, 2002 and ending on December 31, 2002; and (ii) Section 7.01(g) of the Amended, Restated, and Consolidated Credit Agreement for failing to comply with their respective financial covenants under the Senior Debt Agreements by failing to comply with the financial covenant thereunder regarding cash expenses for the measuring period ending on January 31, 2003 and for failing to maintain the requisite minimum EBITDA and minimum Adjusted EBITDA (as such terms are defined in the Senior Debt Agreements) for the measuring periods ending on December 31, 2002 and January 31, 2003 (the existing defaults set forth in clauses (i) and (ii) above, collectively, the "Existing Defaults"); and

                WHEREAS, the Credit Parties have requested, and the Lenders have agreed, that Lenders waive the Existing Defaults, but only to the extent set forth pursuant to the terms and conditions set forth herein.

                NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and upon the terms and conditions set forth herein the Credit Parties, the Lenders and Agent hereby agree as follows:

        SECTION 1. RELATION TO THE AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT; DEFINITIONS.

                1.1 RELATION TO AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT. This First Amendment constitutes an integral part of the Amended, Restated, and Consolidated Credit Agreement and shall be deemed to be a Loan Document for all purposes. Upon the effectiveness of this First Amendment, on and after the date hereof each reference in the Amended, Restated, and Consolidated Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Amended, Restated, and Consolidated Credit Agreement, and each reference in the other Loan Documents to "the Amended, Restated, and Consolidated Credit Agreement," "thereunder," "thereof" or words of like import referring to the Amended, Restated, and Consolidated Credit Agreement, shall mean and be a reference to the Amended, Restated, and Consolidated Credit Agreement as amended hereby.

                1.2 CAPITALIZED TERMS. For all purposes of this First Amendment, capitalized terms used herein without definition shall have the meanings specified in the Amended, Restated, and Consolidated Credit Agreement.

        SECTION 2. AMENDMENT TO AMENDED, RESTATED, AND CONSOLIDATED CREDIT AGREEMENT.

                2.1     AMENDMENT TO SECTION 2.03(e).

                        (a) Section 2.03(e) of the Amended, Restated, and Consolidated Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                        (e) Scheduled Repayment of Term Loan A. The Borrowers shall make monthly payments in respect of principal and interest on Term Loan A to the Lenders in accordance with the schedule set forth below. All such payments shall be applied first to interest and fees owing, with the balance to principal. On the Maturity Date, the unpaid balance of Term Loan A and all accrued and unpaid interest shall be due and payable in full.

                      Payment Date                       Payment Amount
                      ------------                       --------------
                      July 1, 2003                        $1,041,666.67
                      August 1, 2003                      $1,041,666.67
                      September 1, 2003                   $1,041,666.67
                      October 1, 2003                     $1,041,666.67
                      November 1, 2003                    $1,041,666.67
                      December 1, 2003                    $1,041,666.67


                      Payment Date                       Payment Amount
                      ------------                       --------------
                      January 1, 2004                      $1,250,000.00
                      February 1, 2004                     $1,250,000.00
                      March 1, 2004                        $1,250,000.00
                      April 1, 2004                        $1,250,000.00
                      May 1, 2004                          $1,250,000.00
                      June 1, 2004                         $1,250,000.00
                      July 1, 2004                         $1,250,000.00
                      August 1, 2004                       $1,250,000.00
                      September 1, 2004                    $1,250,000.00
                      October 1, 2004                      $1,250,000.00
                      November 1, 2004                     $1,250,000.00
                      December 1, 2004                     $1,250,000.00
                      January 1, 2005                      $1,500,000.00
                      February 1, 2005                     $1,500,000.00
                      March 1, 2005                        $1,500,000.00
                      April 1, 2005                        $1,500,000.00
                      May 1, 2005                          $1,500,000.00
                      June 1, 2005                         $1,500,000.00
                      July 1, 2005                         $1,500,000.00
                      August 1, 2005                       $1,500,000.00
                      September 1, 2005                    $1,500,000.00
                      October 1, 2005                      $1,500,000.00
                      November 1, 2005                     $1,500,000.00
                      December 1, 2005                     $1,500,000.00

                2.2     AMENDMENT TO SECTION 6.01(b)(ii).

                        (a) Section 6.01(b)(ii) of the Amended, Restated, and Consolidated Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                        (ii) Minimum EBITDA. The Credit Parties shall not permit EBITDA for any fiscal period set forth below, taken as one accounting period, to be less than the amount set forth opposite such period below:

                              Period                         EBITDA
                              ------                         ------
                      4/1/02-3/31/03                        2,500,000
                      7/1/02-6/30/03                        2,100,000
                      10/1/02-9/30/03                       5,700,000
                      1/1/03-12/31/03                      12,900,000
                      4/1/03-3/31/04                       17,400,000

                              Period                         EBITDA
                              ------                         ------
                      7/1/03-6/30/04                       18,200,000
                      10/1/03-9/30/04                      19,000,000
                      1/1/04-12/31/04                      19,700,000
                      4/1/04-3/31/05                       20,100,000
                      7/1/04-6/30/05                       20,400,000
                      10/1/04-9/30/05                      20,600,000
                      1/1/05-12/31/05                      20,000,000

                2.3     AMENDMENT TO SECTION 6.01(b)(iii).

                        (a) Section 6.01(b)(iii) of the Amended, Restated, and Consolidated Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                        (iii) Minimum Adjusted EBITDA. The Credit Parties shall not permit Adjusted EBITDA for any fiscal period set forth below, taken as one accounting period, to be less than the amount set forth opposite such period below:

                              Period                         EBITDA
                              ------                         ------
                      4/1/02-3/31/03                           700,000
                      7/1/02-6/30/03                         1,500,000
                      10/1/02-9/30/03                        5,100,000
                      1/1/03-12/31/03                        7,600,000
                      4/1/03-3/31/04                        13,300,000
                      7/1/03-6/30/04                        15,500,000
                      10/1/03-9/30/04                       17,700,000

        SECTION 3. WAIVER.

                3.1 WAIVER OF CERTAIN DEFAULTS. Subject to the satisfaction of (i) all of the conditions precedent contained in Section 5 of this First Amendment, and (ii) Section 3.2 below, Lenders hereby waive the Existing Defaults under Sections 7.01(c) and 7.01(g) of the Amended, Restated, and Consolidated Credit Agreement.

                3.2 EFFECTIVENESS OF WAIVERS. Notwithstanding the foregoing, the waivers provided in Section 3.1 above shall terminate automatically without further action by Agent or any Lender in the event that the nature or extent of the Existing Defaults should prove to be in excess of the nature or extent as disclosed to Lenders prior to the date hereof.

        SECTION 4. REPRESENTATIONS, WARRANTIES AND
ACKNOWLEDGMENTS.

                4.1     REPRESENTATIONS.

                        Each of the Credit Parties hereby represents and warrants to Lenders that:

                        (a) Such Credit Party is a limited liability company or corporation, as applicable, duly organized and existing and in good standing under the laws of its jurisdiction of formation and is duly qualified to do business and in good standing in every jurisdiction in which the nature of the business done or the property owned by it would make such qualification necessary;

                        (b) Such Credit Party has all requisite power and authority to own and operate its properties, and to conduct its business as currently conducted and as currently proposed to be conducted. Such Credit Party has all requisite power and authority necessary to enter into this First Amendment and to perform its respective obligations under this First Amendment;

                        (c) Such Credit Party has taken all limited liability company or corporate, as applicable, action necessary to be taken by it to authorize the execution and delivery of this First Amendment. This First Amendment has been duly executed and delivered by such Credit Party and constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms;

                        (d) After giving effect to the amendments and waivers herein, no event has occurred and no condition exists which constitutes a Default or an Event of Default under the Amended, Restated, and Consolidated Credit Agreement or the other Loan Documents; and

                        (e) The Amended, Restated, and Consolidated Credit Agreement and all other Loan Documents and all representations, warranties, terms and conditions therein remain in full force and effect, and such Credit Party hereby confirms and ratifies each of the provisions of the Amended, Restated, and Consolidated Credit Agreement and the other Loan Documents applicable to it.

        SECTION 5. CONDITIONS TO EFFECTIVENESS.

                5.1     CONDITIONS TO EFFECTIVENESS. The amendments contained in
Section 2 above shall become effective as of the date hereof when, and only when duly executed counterparts of this First Amendment have been executed and delivered by the Lenders, Agent and each Credit Party.

        SECTION 6. MISCELLANEOUS.

                6.1 CROSS-REFERENCES. References in this First Amendment to any Section (or "Section ") are, unless otherwise specified, to such Section (or "Section ") of this First Amendment.

                6.2 SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                6.3 COUNTERPARTS. This First Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by facsimile transmission shall be as effective as delivery of an originally executed counterpart hereof.

                6.4 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES.

                6.5     OUTSTANDING INDEBTEDNESS.

                        (a) Each of the Credit Parties hereby acknowledges and agrees that as of the date hereof, the aggregate outstanding principal amount due under the Amended, Restated, and Consolidated Credit Agreement is $107,377,395.79 and that such principal amount is payable pursuant to the Amended, Restated, and Consolidated Credit Agreement as amended hereby without defense, offset, withholding, counterclaim or deduction of any kind.

                        (b) Each of the Credit Parties, each of their respective successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under such Credit Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees, does hereby forever remise, release and discharge each of the Lenders and Agent, and each of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom such Lender or Agent would be liable if such persons or entities were found to be liable to the Credit Parties, or any of them (collectively hereinafter the "Lender Parties"), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys' fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature relating to, arising out of or in connection with the Amended, Restated, and Consolidated Credit Agreement or any other Loan Document, including but not limited to, acts, omissions to act, actions, negotiations, discussions and events resulting in the finalization and execution of this First Amendment, as, among and between the Credit Parties and the Lender Parties, such claims whether now accrued and whether now known or hereafter discovered, from the beginning of time through the date hereof.

                Each Credit Party hereby knowingly, voluntarily, intentionally and expressly waives and relinquishes any and all rights and benefits that it may have under Section 1542 of the California Civil Code, or any other similar provision of any other jurisdiction, as against the Lender Parties. Section 1542 of the Civil Code of California provides:

                        "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                Each Credit Party hereby acknowledges that the foregoing waiver of the Section 1542 of the California Civil Code was separately bargained for. Each Credit Party knowingly, voluntarily, intentionally and expressly waives any and all rights and benefits conferred by Section 1542, or by any law of the any state or territory of the United States or any foreign country or principle of common law that is similar or analogous to Section 1542 and agrees and acknowledges that this waiver is an essential term of this First Amendment, without which the consideration would not have been given by the Lenders to the Credit Parties.

                6.6 RATIFICATION. Except as expressly amended or waived herein, all of the representations, warranties, terms, covenants and conditions of the Amended, Restated, and Consolidated Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of any Credit Party which would require the consent of the Lenders under the Amended, Restated, and Consolidated Credit Agreement.



                  [Remainder of page intentionally left blank.]

                IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date first above written.


BORROWERS:                                 DAVEL FINANCING COMPANY, L.L.C.,
                                           a Delaware limited liability company

                                           By:    DAVEL COMMUNICATIONS, INC.,
                                                  its sole managing member


                                                  By: /s/   John D. Chichester
                                                      ------------------------

                                                            John D. Chichester
                                                        Chief Executive  Officer


                                                  PHONETEL TECHNOLOGIES, INC.,
                                                  an Ohio corporation

                                                  By: /s/   John D. Chichester
                                                      ------------------------

                                                            John D. Chichester
                                                        Chief Executive  Officer


                                                  CHEROKEE COMMUNICATIONS, INC.,
                                                  a Texas corporation

                                                  By: /s/   John D. Chichester
                                                      ------------------------

                                                            John D. Chichester
                                                        Chief Executive  Officer


                                                  PARENT GUARANTOR:DAVEL
                                                  COMMUNICATIONS, INC.,
                                                  a Delaware corporation

                                                  By: /s/   John D. Chichester
                                                      ------------------------

                                                            John D. Chichester
                                                        Chief Executive  Officer

SUBSIDIARY GUARANTORS:                     DAVEL COMMUNICATIONS GROUP, INC.,
                                           an Illinois corporation


                                           ADTEC COMMUNICATIONS, INC.,
                                           a Florida corporation


                                           CENTRAL PAYPHONE SERVICES, INC.,
                                           a Georgia corporation


                                           COMMUNICATIONS CENTRAL, INC.,
                                           a Georgia corporation


                                           COMMUNICATIONS CENTRAL OF
                                           GEORGIA, INC.,
                                           a Georgia corporation


                                           DAVEL MEDIA, INC.,
                                           a Delaware corporation


                                           DAVEL MEXICO, LTD.,
                                           an Illinois corporation


                                           DAVELTEL, INC.,
                                           an Illinois corporation


                                           INTERSTATE COMMUNICATIONS, INC.,
                                           a Georgia corporation


                                           INVISION TELECOM, INC.,
                                           a Georgia corporation


                                           PEOPLES ACQUISITION CORPORATION,
                                           a Pennsylvania corporation


                                           PEOPLES COLLECTORS, INC.,
                                           a Delaware corporation

                                           PEOPLES TELEPHONE COMPANY, INC.,
                                           a New York corporation


                                           PEOPLES TELEPHONE COMPANY, INC.,
                                           a New Hampshire corporation


                                           PTC CELLULAR, INC.,
                                           a Delaware corporation


                                           PTC SECURITY SYSTEMS, INC.,
                                           a Florida corporation


                                           SILVERADO COMMUNICATIONS CORP.,
                                           a Colorado corporation


                                           TELALEASING ENTERPRISES, INC.,
                                           an Illinois corporation


                                           T.R.C.A., INC.,
                                           an Illinois corporation




                                                  By: /s/   John D. Chichester
                                                      ------------------------

                                                            John D. Chichester
                                                        Chief Executive  Officer

AGENT:                             FOOTHILL, CAPITAL CORPORATION,
                                   as Agent and Lender


                                   By: /s/ Amy Lam
                                       ------------------------------------
                                       Name: Amy Lam
                                       Title: Vice President


LENDERS:                           FOOTHILL PARTNERS III, L.P.


                                   By: /s/ Dennis R. Ascher
                                       ------------------------------------
                                       Name: Dennis R. Ascher
                                       Title: Managing General Partner


                                   ABLECO FINANCE LLC,
                                   as Lender and agent for its affiliate assigns


                                   By: /s/ Kevin Genda
                                       ------------------------------------
                                       Name: Kevin Genda
                                       Title: Sr. V.P./Chief Credit Officer


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ Michael A. Valerio, Jr.
                                       ------------------------------------
                                       Name: Michael A. Valerio, Jr.
                                       Title: Vice President


                                   U.S. BANK NATIONAL ASSOCIATION


                                   By: /s/ James Cecil
                                       ------------------------------------
                                       Name: James Cecil
                                       Title: Assistant Vice President

                                     ARK CLO 2000-1, LIMITED

                                     By:    Patriarch Partners, LLC
                                            its Collateral Manager


                                            By: /s/ Lynn Tilton
                                                ---------------------------
                                                Name: Lynn Tilton
                                                Title: Manager


                                     CERBERUS PARTNERS, L.P.

                                     By:    Cerberus Associates, LLC, as General
                                            Partner


                                            By: /s/ Kevin Genda
                                                ---------------------------
                                                Name: Kevin Genda
                                                Title: Managing Director


                                     BNP PARIBAS


                                     By:    /s/ Amy Kirschner
                                            ------------------------------
                                            Name: Amy Kirschner
                                            Title: Director


                                     MORGAN STANLEY PRIME INCOME TRUST


                                     By:    /s/ Sheila Finnerty
                                            ------------------------------
                                            Name: Sheila Finnerty
                                            Title: Executive Director

                                    AVENUE SPECIAL SITUATIONS FUND II, LP

                                    By:    Avenue Capital Partners II, LLC,
                                           as General Partner


                                           By:    GLS Partners, LLC,
                                                  Managing Member of the General
                                                  Partner


                                                  By:  Sonia E. Gardner
                                                      -------------------------
                                                      Name:  SONIA E. GARDNER
                                                      Title: Managing Member